STOCK GRANT	9 Months Ended
Sep. 30, 2011
STOCK GRANT [Abstract]
STOCK GRANT
NOTE 10 - STOCK GRANT

In 2009, the Board of Directors voted to compensate themselves in the form of restricted stock.

On or about November 1, 2010, each director (other than Lou Brothers and Larry Wilhide) received 12,000 shares of restricted stock in one lump sum for payment of the entire year's service, along with a $12,000 tax gross-up cash payment.  Neither Mr. Brothers nor Mr. Wilhide received any stock or cash compensation for his 2010 service as a director.

On September 29, 2011, the Board of Directors of the Company authorized the issuance of 96,000 shares of common stock, for 2011 services, distributed to the five Board members and three executive officers of the Company. The Company has record 75% of the annual cost of this compensation at September 30, 2011.  The recipients are required to remain in service through December 31, 2011.